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                                                             Issued by: FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                                                                 440 LINCOLN STREET, WORCESTER, MA 01653
VARIABLE ANNUITY APPLICATION                                                                    ALLMERICA SELECT ACCLAIM

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1    MY INVESTMENT                      HOW MUCH I WANT TO INVEST.                                              REQUIRED
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I am investing $__________________ in Allmerica Select Acclaim. (Make check payable to Allmerica Financial.)

If IRA, Roth, or SEP-IRA application, this payment is a (check one):

| | Rollover/Conversion             | | Trustee to Trustee Transfer                  | | Payment for Tax Year _________

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2    WHERE                  WHERE I WANT MY MONEY INVESTED.                                                    REQUIRED
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A.   Select your investment portfolio by allocating your dollars among the accounts by percent or select one of the
     Model Portfolios below. Use whole percentages.

TOTAL OF ALL ALLOCATIONS MUST EQUAL 100%.

EMERGING MARKETS EQUITY                 _____% Fidelity VIP III Mid Cap       _____% Fidelity VIP III Contrafund
_____% Select Emerging Markets          _____% Mutual Shares Securities       _____% Fidelity VIP III Growth & Income
                                        _____% INVESCO VIF Dynamics           _____% Pioneer Fund
INTERNATIONAL EQUITY                    _____% INVESCO VIF Health Sciences    _____% Select Growth & Income
_____% Deutsche VIT EAFE Equity Index   _____% Pioneer Real Estate Growth     _____% SVS Dreman Financial Services
_____% Janus Aspen International        _____% Select Capital Appreciation
       Growth                                                                 HIGH YIELD BOND
_____% Select International Equity      LARGE CAP GROWTH EQUITY               _____% Fidelity VIP High Income
_____% T. Rowe Price International      _____% AIM V.I. Blue Chip
                                        _____% AIM V.I. Value Fund            FIXED INCOME
SMALL CAP EQUITY                        _____% Allmerica Equity Index         _____% Eaton Vance VT Floating-Rate
_____% AIM V.I. Aggressive Growth       _____% Alliance Premier Growth               Income
_____% Deutsche VIT Small Cap Index     _____% Fidelity VIP Growth            _____% Select Investment Grade Income
_____% Franklin Small Cap Fund          _____% Janus Aspen Growth & Income    _____% Select Strategic Income
_____% Janus Aspen Aggressive           _____% Janus Aspen Growth
       Growth                           _____% Scudder Technology Growth      CASH & EQUIVALENTS
_____% Select Strategic Growth          _____% Select Aggressive Growth       _____ % Allmerica Money Market
_____% Select Value Opportunity         _____% Select Growth                  _____ % Fixed Account

MID CAP EQUITY                          LARGE CAP VALUE EQUITY
_____% Eaton Vance VT Worldwide         _____% Alliance Growth & Income
       Health Science                   _____% Fidelity VIP Equity Income

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B. MODEL PORTFOLIOS

| | All Equity         | | Accumulator          | | Builder         | | Provider         | | Saver         | | Preserver

FUTURE INVESTMENTS WILL BE ALLOCATED TO THIS SELECTION UNLESS CHANGED BY ME.

SECURITIES OFFERED BY ALLMERICA INVESTMENTS, INC. MEMBER NASD/SIPC.



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3    AUTOMATIC ACCOUNT REBALANCING                                                                              OPTIONAL
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| |  I elect Automatic Account Rebalancing of the VARIABLE ACCOUNTS to the allocations specified in Section 2.

     | |  Monthly                        | |  Quarterly                 | |  Semi-Annually                 | |  Annually

     AUTOMATIC ACCOUNT REBALANCING AND DOLLAR COST AVERAGING CANNOT BE IN EFFECT SIMULTANEOUSLY.

     AAR will commence on the first frequency chosen after the issue date.

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4    DOLLAR COST AVERAGING                                                                                      OPTIONAL
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Select ONE account from which to transfer money. Be sure you have allocated money to this account in Section 2. DCA starts 1 day after issue or ___/___/___, whichever is later, and ends when the source account value is exhausted.

Transfer $__________ ($100 Minimum) FROM | | Fixed Account OR  | | Select Investment Grade Income* OR | | Money Market*

(*This account cannot be selected in the allocation below) EVERY  | | Month   | |  3 Mos.     | | 6 Mos.  | |  12 Mos.

INTO:
EMERGING MARKETS EQUITY                  _____% Fidelity VIP III Mid Cap      LARGE CAP VALUE EQUITY
_____% Select Emerging Markets           _____% Mutual Shares Securities      _____% Alliance Growth & Income
                                         _____% INVESCO VIF Dynamics          _____% Fidelity VIP Equity Income
INTERNATIONAL EQUITY                     _____% INVESCO VIF Health Sciences   _____% Fidelity VIP III Contrafund
_____% Deutsche VIT EAFE Equity Index    _____% Pioneer Real Estate Growth    _____% Fidelity VIP III Growth & Income
_____% Janus Aspen International Growth  _____% Select Capital Appreciation   _____% Pioneer Fund
_____% Select International Equity                                            _____% Select Growth & Income
_____% T. Rowe Price International       LARGE CAP GROWTH EQUITY              _____% SVS Dreman Financial Services
                                         _____% AIM V.I. Blue Chip
SMALL CAP EQUITY                         _____% AIM V.I. Value Fund           HIGH YIELD BOND
_____% AIM V.I. Aggressive Growth        _____% Allmerica Equity Index        _____% Fidelity VIP High Income
_____% Deutsche VIT Small Cap Index      _____% Alliance Premier Growth
_____% Franklin Small Cap Fund           _____% Fidelity VIP Growth           FIXED INCOME
_____% Janus Aspen Aggressive Growth     _____% Janus Aspen Growth & Income   _____% Eaton Vance VT Floating-Rate Income
_____% Select Strategic Growth           _____% Janus Aspen Growth            _____% Select Investment Grade Income
_____% Select Value Opportunity          _____% Scudder Technology Growth     _____% Select Strategic Income
                                         _____% Select Aggressive Growth
MID CAP EQUITY                           _____% Select Growth                 CASH & EQUIVALENTS
_____% Eaton Vance VT Worldwide Health                                        _____ % Allmerica Money Market
       Science
                                                                              100 % TOTAL

DOLLAR COST AVERAGING INTO THE FIXED ACCOUNT IS NOT AVAILABLE.

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5    THE OWNER                                   PLEASE PRINT CLEARLY                                           REQUIRED
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OWNER'S FIRST NAME                                MIDDLE                        LAST

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Street Address


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City                                               State                                  Zip

          -    -                                  /    /                                | |M  | |F
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Owner's Social Security Number                Date of Birth                               Sex

  (      )
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Daytime Phone Number                                                   E-mail Address


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JOINT OWNER'S FIRST NAME                          MIDDLE                        LAST

          -    -                                  /    /                                | |M  | |F
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Joint Owner's Social Security Number          Date of Birth                               Sex
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6    THE ANNUITANT                           PLEASE PRINT CLEARLY                                           REQUIRED
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ANNUITANT'S FIRST NAME                            MIDDLE                        LAST

          -    -                                  /    /                                | |M  | |F
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Annuitant's Social Security Number            Date of Birth                               Sex


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JOINT ANNUITANT'S FIRST NAME                      MIDDLE                        LAST

          -    -                                  /    /                                | |M  | |F
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Joint Annuitant's Social Security Number       Date of Birth                               Sex


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7    BENEFICIARY                             PLEASE PRINT CLEARLY                                           REQUIRED
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If there are Joint Owners, the survivor is always Primary Beneficiary.

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Name of Primary Beneficiary                                      Relationship to Owner

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Name of Contingent Beneficiary                                   Relationship to Owner


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8    TYPE OF ACCOUNT TO BE ISSUED                                                                           REQUIRED
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(CHECK ONLY ONE.)

| | Non-Qualified           | | Non-Qualified Deferred Comp.
| | Regular IRA             | | Roth IRA           | | SEP-IRA*         | | TSA (90-24) Transfers*

*Attach required additional forms. Existing Case # ______________

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9    REPLACEMENT                                                                                            REQUIRED
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Will the proposed certificate replace any existing annuity or life insurance policy?

| | Yes      | | No (If yes, list company name and policy number.)

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10   REMARKS
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11   SIGNATURES                    (SIGNATURE REQUIRED IN THIS SECTION)                                     REQUIRED
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I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statements which are to be construed as the basis of the certificate are those contained in this application.
I/We acknowledge receipt of a current prospectus describing the certificate applied for. If IRA, Roth, or SEP-IRA application, I/we have received a Disclosure Buyer's Guide.

| | Please send me a Statement of Additional Information (SAI).

I/WE UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO
DOLLAR AMOUNT.

X                                                                                                   /    /
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SIGNATURE OF OWNER                                 Signed at (City and State)                       Date

X                                                                                                   /    /
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SIGNATURE OF JOINT OWNER                           Signed at (City and State)                       Date


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12 FOR REGISTERED REP USE ONLY          (SIGNATURE REQUIRED IN THIS SECTION)                                REQUIRED
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DOES THE CERTIFICATE APPLIED FOR REPLACE AN EXISTING ANNUITY OR LIFE INSURANCE POLICY(IES)?

| | YES | | NO If yes, attach replacement forms as required.

As Registered Representative, I certify witnessing the signature of the applicant(s) and that the information in this application has been accurately recorded, to the best of my knowledge and belief. Based on the information furnished by the Owner(s) in this application, I certify that I have reasonable grounds for believing the purchase of the contract applied for is suitable for the Owner(s). I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.

X                                                                                                   (   )   -
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SIGNATURE OF REGISTERED REPRESENTATIVE                      Print Name of Registered Representative      Telephone

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TR Code (INDICATE A, B, C, D OR E) Social Security #        Registered Rep #                        E-Mail Address

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Name of Broker/Dealer                                       Branch #

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Branch Office Street Address for Certificate Delivery       City                 State                     Zip


                      ALLMERICA SELECT - ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                       440 LINCOLN STREET - WORCESTER, MA 01653
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